U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                    ---------
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2001

                         COMMISSION FILE NUMBER: 0-29417

                                 ICRYSTAL, INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                     -------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   62-1581902
                              ---------------------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                       3237 KING GEORGE HWY., SUITE 101-B
                           SURREY, B.C. CANADA V5P 1B7
                               TEL. (604) 542-5021
                  --------------------------------------------
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

                                      NONE
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
-----------------------------------------------------

     (1) ON OCTOBER 19, 2001, REGISTRANT DISMISSED MOSS ADAMS LLP AND, ON OCTOBER 19, 2001, REGISTRANT RETAINED MARK BAILEY & CO. LTD. AS ITS AUDITOR. DURING THE TWO PREVIOUS FISCAL YEARS, ENDING DECEMBER 31, 2000 AND 1999, AND DURING ALL SUBSEQUENT INTERIM PERIODS PRECEDING THE DISMISSAL, THERE WERE NO DISAGREEMENTS WITH THE FORMER ACCOUNTANT ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENT(S), IF NOT RESOLVED TO THE SATISFACTION OF THE FORMER ACCOUNTANT, WOULD HAVE CAUSED IT TO MAKE REFERENCE TO THE SUBJECT MATTER OF THE DISAGREEMENT(S) IN CONNECTION WITH ITS REPORTS. FURTHERMORE, THE FORMER ACCOUNTANT NEVER EXPRESSED ANY ADVERSE OPINION, NOR WAS ANY AUDIT QUALIFIED OR MODIFIED. THIS CHANGE IN ACCOUNTANTS WAS RECOMMENDED AND APPROVED BY THE REGISTRANT'S BOARD OF DIRECTORS. THE REGISTRANT DOES NOT HAVE AN AUDIT COMMITTEE, OR ANY SIMILAR COMMITTEE.

     (2) ON OCTOBER 19, 2001, REGISTRANT ENGAGED MARK BAILEY & CO. LTD. AS ITS CERTIFYING ACCOUNTANT. MANAGEMENT HAS NOT PREVIOUSLY CONSULTED WITH MARK BAILEY & CO. LTD. ON ANY ACCOUNTING OR FINANCIAL REPORTING MATTERS.

     (3) OTHER THAN THE DISCLOSURES ABOVE, THERE ARE NO OTHER MATTERS REQUIRED PURSUANT TO FORM 8-K, OR ITEM 304 OF REGULATION S-K, TO BE DISCLOSED HEREIN.


REGISTRANT HAS RECEIVED FROM THE AUDITOR A LETTER ACKNOWLEDGING ITS REVIEW OF THIS FORM 8-K/A AND THE AUDITOR IS IN AGREEMENT WITH REGISTRANT'S STATEMENTS AND RESPONSE TO ITEM 304(A) OF REGULATION SK.

A COPY OF THE AUDITOR'S LETTER IS INCLUDED AS AN EXHIBIT TO THIS FILING.



EXHIBITS ATTACHED PURSUANT TO ITEM 601 OF REGULATION SK:

(1) EXHIBIT 16 - LETTER FROM MOSS ADAMS LLP

                             SIGNATURES
                             ==========

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                  ICRYSTAL, INC.
DATED:  NOVEMBER 6, 2001    BY:  /S/DEREK BODNARCHUK, PRESIDENT